                                                                    EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Employee Benefit Plan Report of Lynch Corporation (the "Company") on Form 11-K for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ralph R. Papitto, Chief Executive Officer of the Company, and I, Raymond H. Keller, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and the income and changes in plan equity of the Company's 401(k) Savings Plan of Lynch Corporation and Participating Employers.


/s/ RALPH R. PAPITTO
/s/ RAYMOND H. KELLER



Ralph R. Papitto
Chief Executive Officer
June 23, 2003



Raymond H. Keller
Chief Financial Officer
June 23, 2003